UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2019
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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 9, 2019, Westmoreland Coal Company’s board of directors (the “Board”) appointed Michael G. Hutchinson, the Company’s current Interim Chief Executive Officer and Principal Executive Officer, to also serve as the Company’s Principal Financial Officer. Mr. Hutchinson has served as the Company’s Interim Chief Executive Officer since November 2017.
Mr. Hutchinson retired from Deloitte & Touche in 2012. His career at Deloitte spanned nearly thirty-five years; leading its Energy and Natural Resources Practice for the last fifteen years, while, at the same time, managing the Audit and Enterprise Risk Management practice of the Denver office. Until 2017, Mr. Hutchinson served on the board of directors and was a member of the audit committee of ONEOK Partners. In June 2017, ONEOK Partners was merged into its sponsor, ONEOK Inc. Mr. Hutchinson currently serves as a member of the board of directors and as the audit committee chairman of One Gas, Inc. In April 2017, Mr. Hutchinson joined the board of directors of CoBiz Financial Inc. and serves on its audit committee. Mr. Hutchinson has been on the Board since 2012, and served as the chairperson to the Audit Committee; however, since November 2017, he has acted as Interim Chief Executive Officer and, as such, no longer acts as the Company’s Audit Committee chairman. Since December 5, 2017, Mr. Hutchinson has been the Interim Chief Executive Officer of our affiliate Westmoreland Resources GP, LLC, general partner of Westmoreland Resource Partners, LP.
No new compensatory arrangements were entered into with Mr. Hutchinson in connection with his becoming the Company’s Principal Financial Officer. There is no arrangement or understanding between Mr. Hutchinson and any other person pursuant to which Mr. Hutchinson was selected to be Principal Financial Officer of the Company that would require disclosure under Item 401(b) of Regulation S-K. Additionally there is no family relationship between Mr. Hutchinson and any other person that would require disclosure under Item 401(d) of Regulation S-K. Mr. Hutchinson is also not a party to any transactions that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: January 10, 2019	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Legal Officer, Chief Administrative Officer and Secretary